Income Tax	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 16 – INCOME TAX

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The income tax provision (benefit) consist of the following:

For the Years Ended December 31,
	2018	2017
Federal:
Current	$-	$-
Deferred	-	-

State and local:
Current	-	-
Deferred	-	-

On December 22, 2017, the Tax Cuts and Jobs Act (TCJA) was signed into law by the President of the United States. TCJA is a tax reform act that among other things, reduced corporate tax rates to 21 percent effective January 1, 2018. We have recorded a provisional decrease of $701,000, with a corresponding adjustment to valuation allowance of $701,000 as of December 31, 2017. No additional adjustments were made for the year ended December 31, 2018.

Net deferred tax assets consist of the following components as of December 31:

	2018	2017
Deferred Tax Assets:
NOL Carryover	$944,000	$818,000
Payroll accrual	9,000	-
Allowance for Doubtful Accounts	12,000	-
Related party accrual	213,000	-
Less valuation allowance	(1,178,000)	(818,000)
Net deferred tax assets	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the period ended December 31, due to the following:

	2018	2017
Book loss	$(292,600)	$(125,000)
State taxes	(138,500)
Meals and entertainment	6,800	3,800
Stock options	60,000
Other nondeductible expenses	4,300	125,000
Valuation allowance	360,000	(3,800)
	$-	$-

At December 31, 2018, the Company had net federal and state net operating loss carry forwards of approximately $3,803,000 and $847,000, respectively, which may be offset against future taxable income from the year 2019 to 2038. In accordance with Section 382 of the Internal Revenue code, the usage of the Company's net operating loss carryforwards may be limited in the event of a change in ownership. A full Section 382 analysis has not been prepared and NOLs could be subject to limitation under Section 382.

The Company's policy is to record interest and penalties on uncertain tax positions as a component of income tax expense. No interest or penalties were recorded during the years ended December 31, 2018 and 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position in the next twelve months.

The Company files income tax returns in the U.S. federal jurisdiction, New York and Georgia which remain subject to examination by the various taxing authorities beginning with the tax year ended December 31, 2015 (or the tax year ended December 31, 2001 if the Company were to utilize its NOLs). No tax audits were commenced or were in process during the years ended December 31, 2018 and 2017.